Exhibit 11

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of AFBA Five Star Mutual Funds, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the AFBA Five Star Mutual Funds, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS,

THAT I, Larry D. Armel, do hereby appoint C. C. Blanton, Lt. General, USAF(Ret.) as my true and lawful attorney in fact, for me, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Mutual Funds, Inc. and in the maintenance of such registrations.


IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1997.



         /s/Larry D. Armel



Sworn to before me this 22nd day of January, 1997.


         /s/Elizabeth L. Allwood
                Notary Public
         Kansas City, State of Missouri


My commission expires 11/19/99.

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of AFBA Five Star Mutual Funds, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the AFBA Five Star Mutual Funds, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS,

THAT I, John C. Kornitzer, do hereby appoint C. C. Blanton, Lt. General, USAF(Ret.) as my true and lawful attorney in fact, for me, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Mutual Funds, Inc. and in the maintenance of such registrations.


IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1997.



         /s/John C. Kornitzer



Sworn to before me this 22nd day of January, 1997.


         /s/Elizabeth L. Allwood
                Notary Public
         Kansas City, State of Missouri


My commission expires 11/19/99.

                                POWER OF ATTORNEY

WHEREAS the undersigned is a Director of AFBA Five Star Mutual Funds, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the AFBA Five Star Mutual Funds, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS,

THAT I, Henry J. Sechler, Brigadier General, USAF(Ret.), do hereby appoint C. C. Blanton, Lt. General, USAF(Ret.) as my true and lawful attorney in fact, for me, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Mutual Funds, Inc. and in the maintenance of such registrations.


IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1997.



         /s/Henry J. Sechler, Brigadier General, USAF(Ret.)



Sworn to before me this 22nd day of January, 1997.


         /s/Mark A. Centanni
                Notary Public
        City of Alexandria, Commonwealth of Virginia


My commission expires 7/31/00.

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of AFBA Five Star Mutual Funds, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the AFBA Five Star Mutual Funds, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS,

THAT I, Monroe W. Hatch, Jr., General, USAF(Ret.), do hereby appoint C. C. Blanton, Lt. General, USAF(Ret.) as my true and lawful attorney in fact, for me, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Mutual Funds, Inc. and in the maintenance of such registrations.


IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1997.



         /s/Monroe W. Hatch, Jr., General, USAF(Ret.)



Sworn to before me this 22nd day of January, 1997.


         /s/Mark A. Centanni
             Notary Public
         City of Alexandria, Commonwealth of Virginia


My commission expires 7/31/00.

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of AFBA Five Star Mutual Funds, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the AFBA Five Star Mutual Funds, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS,

THAT I, Louis C. Wagner, Jr., General, USAF(Ret.), do hereby appoint C. C. Blanton, Lt. General, USAF(Ret.) as my true and lawful attorney in fact, for me, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Mutual Funds, Inc. and in the maintenance of such registrations.


IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of January, 1997.



         /s/Louis C. Wagner, Jr., General, USAF(Ret.)



Sworn to before me this 17th day of January, 1997.


         /s/Mark A. Centanni
            Notary Public
         City of Alexandria, Commonwealth of Virginia


My commission expires 7/31/00.

                      STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                      PHILADELPHIA, PENNSYLVANIA 19103-7098
                                 (215) 564-8000


                                January 28, 1997


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

                  Re:      AFBA FIVE STAR FUND, INC.
                           Notification of Registration on Form N-8A
                           Registration Statement on Form N-1A

Gentlemen:

                  Enclosed for filing with the Commission is the initial Registration Statement on Form N-1A and the Notification of Registration on Form N-8A for the AFBA Five Star Fund, Inc. (the "Fund"), an open-end investment company offering multiple series of shares.

                  The objectives and policies of the series of the Fund and the prospectus and statement of additional information of the Fund are substantially similar to the following mutual funds, for which Kornitzer Capital Management, Inc. also serves as investment adviser: Buffalo Equity Fund, Inc. (file nos. 33-87346; 811-8900); Buffalo Balanced Fund, Inc. (file nos. 33-75476; 811-8364);
Buffalo USA Global Fund, Inc. (file nos. 33-87146; 811-8896) and Buffalo High Yield Fund, Inc. (file nos. 33-87148) (the "Buffalo Funds"). You should note, however, that Jones & Babson, Inc., the Manager and Underwriter for the Buffalo Funds, is the Transfer Agent and Underwriter for the Fund. AFBA Investment Management Company, a recently organized entity, will serve as the Fund's Manager and has not previously served in that capacity for a registered investment company.

                  The attached table lists the section captions in the combined prospectus and SAI for the Buffalo Funds and cross-references them to the Fund's Prospectus and SAI as appropriate. Captions are the same for both funds unless noted otherwise.

                  Questions related to this filing should be directed to me at
(215) 564-8101.

                                Very truly yours,



                              /s/ Audrey C. Talley

ACT/pj
Enclosure
cc:      Larry D. Armel (w/encl.)
         John G. Dyer (w/encl.)

AFBA FIVE STAR FUND, INC.                         Unique       Combined Buffalo
                                                                      Funds

Prospectus Section

Investment Objective (cover page)                                       X

Fund Expenses                                                           X

Per Share Capital and Income Changes
         (To be supplied by further amendment)

Investment Objective and Portfolio Management Policy                    X

Restricted Securities                                                   X

Repurchase Agreements                                                   X

Asset-Backed Securities                                                 X

Risk Factors                                                            X

Investment Restrictions                                                 X

Performance Measures                                                    X

How to Purchase Shares                                                  X

Initial Investments                                                     X

Investments Subsequent to Initial Investment                            X

Telephone Investment Service                                            X

Automatic Monthly Investment Plan                                       X

How to Redeem Shares                                                    X

Systematic Redemption Plan                                              X

How to Exchange Shares Between Funds                                    X

How Share Price is Determined                                           X

Officers and Directors                              X

Management and Investment Counsel                   X

General Information and History                     X

Dividends, Distributions and Their Taxation                             X

Shareholder Services                                                    X

AFBA FIVE STAR FUND, INC.                        Unique       Combined Buffalo
                                                                     Funds


Shareholder Inquiries                                                   X

Statement of Additional Information Section

Investment Objective and Policies                                       X

Portfolio Transactions                                                  X

Investment Restrictions                             X

Performance Measures                                                    X

How the Fund's Shares are Distributed                                   X

How Share Purchases and Handled                                         X

Redemption of Shares                                                    X

Signature Guarantees                                                    X

Management and Investment Counsel                   X

How Share Price is Determined                                           X

Officers and Directors                              X

Custodian                                                               X

Independent Auditors                                                    X

Other Jones & Babson Funds                                              X

Shareholder Services                                X

Description of Securities Ratings                   X

Financial Statements (to be supplied by further amendment)